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                                                                   EXHIBIT 10.6




                                 AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT

          AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of May 14, 2004 (this "Amendment"), to that certain Credit Agreement, dated as of November 10, 2003 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), made by and among the financial institutions party thereto from time to time (the "Lenders"), Bank of America, N.A., as agent for the Lenders (in its capacity as agent, together with any successor agent, the "Agent"), Banc of America Securities LLC, as sole book runner and lead arranger, Fleet Capital Corporation, as syndication agent, The CIT Group/Business Credit, Inc., Wells Fargo Foothill, LLC and Congress Financial Corporation, as co-documentation agents, GenTek Inc., a Delaware corporation (the "Parent"), each of the wholly-owned Domestic Subsidiaries of the Parent party to the Credit Agreement as a U.S. Borrower from time to time (each a "U.S. Borrower" and collectively, the "U.S. Borrowers"), Noma Company, a Nova Scotia unlimited liability company (the "Canadian Borrower" and, together with the U.S. Borrowers, each a "Borrower" and collectively, the "Borrowers") and the Subsidiary Guarantors.

          The Borrowers, the Guarantors, the Required Lenders and the Agent desire to amend the Credit Agreement.

          NOW, THEREFORE, subject to the conditions precedent set forth in
Section 3 hereof, the Borrowers, the Guarantors, the Required Lenders and the Agent hereby agree as follows:

     SECTION 1  CAPITALIZED TERMS.

     1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

     SECTION 2 AMENDMENTS. The Credit Agreement shall be, and upon the fulfillment of the conditions precedent set forth in Section 3 hereof is, amended as follows:

     2.1 Section 7.11 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (xvi) thereof, (ii) deleting the period at the end of clause (xvii) thereof and substituting therefor "; and" and (iii) adding the following new clause (xviii) to such
          Section 7.11 immediately after clause (xvii) thereof:

                    "(xviii) for the sale (1) by GenTek Holding Corporation of all of the issued and outstanding shares of capital stock of Krone International Holding Inc. and Krone Digital Communications Inc. and (2) by GenTek Holding Corporation and/or certain of its Affiliates of certain related intellectual property, all pursuant to and in accordance with the terms of that certain Share Purchase Agreement, dated March 25, 2004, among GenTek Holding Corporation, Krone International Holding Inc., Krone Digital






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               Communications Inc., the Parent and ADC Telecommunications, Inc.
               heretofore delivered to the Agent, as the same may be amended, modified or waived from time to time with the prior written consent of the Agent; provided, that (i) the Net Proceeds of such sale are used immediately upon receipt to repay the Revolving Loans and pay other Obligations in accordance with Section 3.3 (and in any event prior to being used to repay or pay any other amounts owing by the Parent or any of its Subsidiaries), (ii) immediately after giving effect to the repayment and payment of the Obligations required under clause (i) above, there shall be no Revolving Loans outstanding and (iii) within 10 days of such sale, each Letter of Credit either constituting a German Letter of Credit or backing up a German Letter of Credit shall have been returned to the Bank for cancellation."

     2.2 Section 7.12 of the Credit Agreement is amended by adding the following sentence to the end of such Section:

               "Further, notwithstanding the above limitations:

               (i) GenTek Holding Corporation may make a cash Distribution (of the type referred to in clause (a) of such defined term) to the Parent of a portion of the Net Proceeds of the sale permitted under Section 7.11 (xviii) remaining after making the payments required under clause (i) of the proviso to such Section 7.11 (xviii) in an amount which is necessary to repay in full the Debt owing under the Term Loan Agreement and to redeem the Class A Warrants issued pursuant to the Plan of Reorganization, but only so long as concurrently upon the Parent's receipt thereof the Parent uses those monies for such purposes;

               (ii) the Parent may redeem the Class A Warrants referred to in clause (i) above in the manner and as provided in such clause
               (i); and

               (iii) the Parent may repurchase on the open market, at fair market value or at a discount, shares of its common stock; provided, that (x) the aggregate purchase price for all such repurchases shall not exceed $5,000,000 during the term of this Agreement, (y) no Default or Event of Default shall have occurred and be continuing on the date of any such repurchase or would be caused as a result thereof and (z) no such repurchase shall be made from any Affiliate of any Loan Party."

     2.3 Section 7.16 of the Credit Agreement is amended by adding the following at the end of the penultimate sentence of such Section immediately before the period:

               "and the Parent may prepay in full (and only in full) all Debt owing under the Term Loan Agreement with the Net Proceeds from the sale permitted under Section 7.11 (xviii) remaining after making the payments required under



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               clause (i) of the proviso to such Section 7.11 (xviii), so long as concurrently with such prepayment from such Net Proceeds all Liens securing any such Debt are discharged and terminated"

     2.4 The defined term "Fixed Charges" in Annex A to the Credit Agreement is amended by adding the phrase "or pursuant to the penultimate sentence of Section 7.16" at the end of clause (A) thereof immediately after the words "pursuant to Section 7.16(iii)(z)".

     2.5 Schedule 6.9 to the Credit Agreement is amended to add the following Debt existing on the Closing Date:

               "Intercompany loan from Krone, Incorporated. to GenTek Holding Corporation (formerly General Chemical Corporation) in the amount of $45,022,655.71

               "Intercompany loan by GenTek Financial Services Limited to Krone Holding Inc., which loan may be assumed by GenTek Holding Corporation"

          SECTION 3 CONDITIONS PRECEDENT. This Amendment shall become effective on such date as the following conditions precedent have been satisfied:

          (a) counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders and the Agent shall have been delivered to the Agent; and

          (b) the Agent shall have received, in form and substance satisfactory to the Agent, a fully executed fee letter (the "Fee Letter"), dated the date hereof, between the Parent and the Agent and the Parent shall have paid to the Agent all of the fees set forth in the Fee Letter.

          SECTION 4 KRONE SALE CONFIRMATION AND AGREEMENT. Each of the Lenders party hereto confirms and agrees that the Agent is hereby authorized, simultaneously with the consummation of the sale permitted under Section 7.11 (xviii) of the Credit Agreement as amended by this Agreement and satisfaction of the conditions set forth in such Section 7.11 (xviii) (other than the condition in clause (iii) to the proviso thereof), to (i) release each of Krone International Holding Inc, Krone Digital Communications Inc. and their respective Subsidiaries from their respective obligations under the Credit Agreement and other Loan Documents (including, without limitation, their guarantee obligations under Article 13 of the Credit Agreement), (ii) release from the pledge of the Agent any and all equity interests in Krone International Holding Inc., Krone Digital Communications Inc. and their respective Subsidiaries held by the Agent and return to the Parent on their behalf any and all stock certificates and other instruments evidencing such equity interests (and, in each instance, related stock powers) in the possession of the Agent and
(iii) release any and all security interests in favor of the Agent in (x) any assets and properties of Krone International Holding Inc, Krone Digital Communications Inc. and their respective Subsidiaries and (y) any intellectual property of any other Loan Parties that is being sold in such sale. Each of the parties hereto acknowledges and agrees that, upon the consummation of the sale permitted under Section 7.11


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(xviii) of the Credit Agreement as amended by this Agreement and satisfaction of the conditions set forth in such Section 7.11 (xviii) (other than the condition in clause (iii) to the proviso thereof), none of Krone International Holding
Inc, Krone Digital Communications Inc. nor any of their respective Subsidiaries shall (i) be Borrowers, Subsidiary Guarantors or Loan Parties or (ii) have any rights or obligations under the Credit Agreement or any other Loan Document.

          SECTION 5 REFERENCES TO CREDIT AGREEMENT. From and after the effectiveness of this Amendment and the amendments contemplated hereby, all references in the Credit Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Amendment, and all references in other documents to the Credit Agreement shall mean such agreement as amended and modified by this Amendment.

          SECTION 6 RATIFICATION AND CONFIRMATION. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Borrowers and the Guarantors represents and warrants that (i) all representations and warranties contained in the Loan Documents are correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified prior date) and (ii) there exists no Default or Event of Default. Each of the Guarantors hereby ratifies its Guarantee of the Obligations.

          SECTION 7  MISCELLANEOUS.

          7.1 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          7.2 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

          7.3 This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


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          IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.



                                   GENTEK INC., individually and as Loan Party
                                   Representative for the other Loan Parties


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   "AGENT"


                                   BANK OF AMERICA, N.A., as the Agent


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   "U.S. LENDERS"


                                   BANK OF AMERICA, N.A., as a U.S. Lender


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   FLEET CAPITAL CORPORATION, as a U.S. Lender


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                     U.S. Lender


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------



                                   WELLS FARGO FOOTHILL, LLC, as a U.S. Lender


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------


                                   CONGRESS FINANCIAL CORPORATION, as a
                                     U.S. Lender


                                   By:
                                          --------------------------------------
                                   Title:
                                          --------------------------------------